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                                                                    EXHIBIT 10.5

                                LOCK-UP AGREEMENT


                                  July 20, 2000

3dfx Interactive, Inc.
4435 Fortran Drive
San Jose, California  95134

         As a condition to the closing contemplated by that certain Agreement and Plan of Reorganization (the "Agreement") dated as of March 27, 2000 by and among 3dfx Interactive, Inc., a California corporation ("3dfx"), Galapagos Acquisition Corp., a Delaware corporation, and GigaPixel Corporation, a Delaware corporation (the "Company"), the undersigned is required to deliver this Lock-up Agreement. Capitalized terms used and not otherwise defined herein have the meaning ascribed to them in the Agreement.

         The undersigned recognizes that it is in the best financial interests of the undersigned, as a shareholder of 3dfx, and of 3dfx that the 3dfx Common Stock received thereby be subject to such restrictions and hereby agrees as follows:

         Before the earlier of (i) the date that is fifteen (15) months after the Closing Date or (ii) the sale, conveyance or transfer, during any such quarter during the fifteen-month period, of 836,005 or more shares of 3dfx Common Stock in the aggregate by the officers and directors of 3dfx listed on Schedule A, the undersigned shall not: (a) sell, assign, exchange, transfer, encumber, pledge, distribute or otherwise dispose of (i) any shares of 3dfx Common Stock received by the undersigned in the Merger, or (ii) any interest (including, without limitation, an option to buy or sell) in any such shares of 3dfx Common Stock, in whole or in part, in each case in excess of the Permitted Sale Amount (as defined below), and no such attempted transfer shall be treated as effective for any purpose; or (b) engage in any transaction, whether or not with respect to any shares of 3dfx Common Stock or any interest therein, the intent or effect of which is to reduce the risk of owning the shares of 3dfx Common Stock acquired pursuant to the Agreement (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions), in excess of the Permitted Sale Amount. As used herein, "Permitted Sale Amount" means ten percent (10%) per quarter on a cumulative basis commencing one (1) quarter after the Closing (e.g., commencing November 1, 2000). The certificates evidencing the 3dfx Common Stock received by the undersigned in the Merger will bear a legend substantially in the form set forth below and containing such other information as 3dfx may deem necessary or appropriate:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN LOCK-UP AGREEMENT BY AND BETWEEN 3DFX INTERACTIVE, INC., A CALIFORNIA CORPORATION, AND THE HOLDER HEREOF, DATED JULY 20, 2000 (THE "LOCK-UP AGREEMENT"), AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED OR OTHERWISE DISPOSED OF, OTHER THAN IN CERTAIN PERMITTED AMOUNTS, PRIOR TO CERTAIN EVENTS DETAILED IN THE LOCK-UP AGREEMENT. THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) UPON (I) THE OCCURRENCE OF THE EVENTS SPECIFIED IN THE LOCK-UP AGREEMENT AND (II) THE WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE. A COPY OF THE LOCK-UP AGREEMENT IS AVAILABLE FOR REVIEW AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

                                                     Very truly yours,


                                                     By:   /s/ George T. Haber
                                                           ---------------------
                                                     Name:  George T. Haber
                                                     Title:   President


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                                   SCHEDULE A

                                   Alex Leupp
                                 David Zacarias
                                  Scott Sellers
                                   Bryan Keyes



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